Exhibit 32.1

                    CERTIFICATION OF CHIEF EXECUTIVE OFFICER
                                   PURSUANT TO
                             18 U.S.C. SECTION 1350,
                             AS ADOPTED PURSUANT TO
                  SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

I, Kenneth L. Schroeder, certify, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that the quarterly report of KLA-Tencor Corporation on Form 10-Q for the fiscal quarter ended September 30, 2003 fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934 and that information contained in such quarterly report on Form 10-Q fairly presents in all material respects the financial condition and results of operations of KLA-Tencor Corporation.


November 7, 2003                        By:   /s/  Kenneth L. Schroeder
----------------                           ------------------------------
Dated                                   Name: Kenneth L. Schroeder
                                        Title:   Chief Executive Officer



                    CERTIFICATION OF CHIEF FINANCIAL OFFICER
                                   PURSUANT TO
                             18 U.S.C. SECTION 1350,
                             AS ADOPTED PURSUANT TO
                  SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

I, John H. Kispert, certify, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that the quarterly report of KLA-Tencor Corporation on Form 10-Q for the fiscal quarter ended September 30, 2003 fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934 and that information contained in such quarterly report on Form 10-Q fairly presents in all material respects the financial condition and results of operations of KLA-Tencor Corporation.


November 7, 2003                        By:   /s/  John H. Kispert
----------------                           ------------------------
Dated                                   Name:  John H. Kispert
                                        Title:   Chief Financial Officer

A signed original of this written statement required by Section 906 has been provided to KLA-Tencor Corporation and will be retained by KLA-Tencor Corporation and furnished to the Securities and Exchange Commission or its staff upon request.